DELAWARE GROUP
DelCap Fund

For Growth of Capital

(various photos demonstrating service and guidance, professional management and goals)

professional management

service and guidance

goals

1997
Annual
Report

DELAWARE
GROUP
============

A Commitment
To Our
Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

(photo of glasses, pen and keyboard)

A TRADITION OF SOUND INVESTING

growth of capital

DelCap Fund's Objective

To seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

(photo of illustration from Growth of Capital Brochure)

commitment
professional management

professional
management

MORE THAN 68 YEARS OF INVESTMENT EXPERIENCE has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

(various photos demonstrating service and guidance, professional management and goals)


goals

goals

WHATEVER YOUR GOALS, the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.


service and guidance

service and
guidance

DELAWARE BELIEVES THAT THE GUIDANCE of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

--------------------------------------------------------------------------------
October 15, 1997

Dear Shareholder:

DELCAP FUND'S 1997 FISCAL YEAR WAS TOUGH AND TRANSITIONAL.
        The first half was marked by pronounced weakness in the performance of small and mid-cap stocks and changes in DelCap's leadership. We underperformed both our benchmark and our peers by a wide margin.
        However, our results have improved substantially since the spring. DelCap recovered losses that occurred during the first half and for the 12 months ended September 30, 1997, provided a positive total return of +12.44% (for Class A shares with distributions reinvested at net asset value).
        Your Fund's portfolio manager and team have made some investment strategy refinements that we believe may help the Fund to participate more fully in the long-term growth potential of medium- and small-size companies. Under the direction of Gerald S. Frey, your Fund's portfolio management team has conducted a comprehensive review of DelCap's holdings and reaffirmed a commitment to fundamental research.

YOUR FUND'S PORTFOLIO MANAGER AND TEAM HAVE MADE SOME INVESTMENT STRATEGY REFINEMENTS THAT WE BELIEVE MAY HELP THE FUND PARTICIPATE MORE FULLY IN THE LONG-TERM GROWTH POTENTIAL OF MEDIUM- AND SMALL-SIZE COMPANIES.


        Since the end of our fiscal first half, we have:

  * Enhanced the Fund's depth of investment experience by adding two veteran analysts - John A. Heffern and Marshall T. Bassett;
  * Repositioned the Fund's portfolio to give greater weight to undervalued sectors such as retailing which, in our opinion, offer strong growth potential;
  * Trimmed the number of holdings to concentrate on what the team believes are the most promising mid-size companies; and,
  * Expanded our securities research and conducted more face-to-face meetings with company executives.


(photo of Wayne A. Stork, Chairman)


                               1997 annual report

TOTAL RETURN
--------------------------------------------------------------------------------
                                    Six Months Ended      12 Months Ended
                                   September 30, 1997    September 30, 1997
--------------------------------------------------------------------------------
DelCap Fund A Class                    +27.14%               +12.44%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index            +26.24%               +40.43%
Russell MidCap Growth Index            +30.77%               +29.64%
--------------------------------------------------------------------------------
Lipper Mid-Cap Fund Average            +32.48% (261 funds)   +26.86% (211 funds)

All performance quoted above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of DelCap Fund can be found on page 9. Past performance does not guarantee future results. The Russell MidCap Growth Index is an unmanaged benchmark of medium-size company stocks that exhibit growth characteristics as defined by Frank Russell Co.

        Our actions have already begun to bear fruit. For the six months ended September 30, 1997, DelCap's total return at net asset value was +27.14% (For Class A shares with distributions reinvested), some 90 basis points (0.90%) higher than the total return of the unmanaged S&P 500 Index. Still, we will strive to make further progress so that your Fund's results may be more competitive with its peers and the unmanaged Russell MidCap Growth Index, our new benchmark as explained on page 3.
        During the year, your Fund substantially reduced its exposure to cyclical consumer businesses such as credit card companies as well as technology companies whose prospects were unclear. In recent months, DelCap's management team has also sold health care stocks that they considered vulnerable to likely changes in federal government reimbursement policies.
        On the pages that follow, Mr. Frey reviews the Fund's fiscal 1997 performance. He explains the long-term steps we took to upgrade the stock selection capability of DelCap Fund's management team. We've realigned responsibilities and, in our opinion, brought a higher level of focus to your Fund that is beginning to provide tangible results.
        Some experts believe mid-cap and small cap stocks can continue to outperform those of large multinational companies in the months ahead, and indeed, there are several technical indicators that suggest investors may prize domestic-oriented companies that demonstrate the potential for above-average, consistent earnings growth - the kind of stocks DelCap typically seeks.

research & discipline

                               1997 annual report
2

        Throughout its history, DelCap has employed a fundamental approach to investing - emphasizing long-term earnings growth and careful company-by-company analysis. This remains our philosophy, one we believe will enable your Fund to navigate changing investment cycles.
        Some sailors abandon ship during a period of rough seas. But the lessons of history teach us that financial market uncertainty can be an opportunity for patient investors. We thank you for your continued long-term confidence in DelCap Fund as you strive to reach your financial goals.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


Performance Review

FISCAL 1997 CONSISTED OF TWO PERIODS OF SHARPLY contrasting performance. From September 1996 through this past March, many investors flocked to stocks of large companies amid generally rising domestic interest rates and uncertain earnings in sectors such as technology. Many small and medium company stocks failed to keep pace with the ebullient returns of the S&P 500 Index during the period, and actually declined in value by a substantial amount.

--------------------------------------------------------------------------------

A New Benchmark

WE NOW USE THE RUSSELL MidCap Growth Index as our primary unmanaged benchmark rather than the S&P 500 Index. The Russell MidCap Growth Index more closely reflects the average market capitalization of stocks in your Fund's portfolio, as shown in the Portfolio Highlights table on page 6. Index stocks are chosen based on Frank Russell Co.'s definition of medium-size, rapidly growing companies. We show your Fund's long- and short-term performance relative to this new benchmark on pages 4 and 9.

--------------------------------------------------------------------------------

                               1997 annual report

       The spring brought a rebirth of investor interest in mid-cap and small cap equities as stock prices of some multinational companies grew excessive. However, prudent stock selection remained critical because the rising stock market did not lift all boats.
        Investors punished companies whose earnings were disappointing and generally bid up stock prices of businesses that offered pleasant profit surprises. The U.S. economy's continuing strength also fueled renewed demand for stocks of consumer-oriented companies, especially retailers. DelCap's retail sector weighting as of September 30, 1997, was nearly double the level a year earlier.

INVESTMENT STRATEGY
DelCap Fund's management looks for stocks with a consistent track record of growth in quarterly earnings and market share. Our investment discipline is to buy stocks selling at prices that do not reflect the company's earnings growth rate. We believe consistent growth can signal capital appreciation potential, especially if a company shows industry leadership.
        In fiscal 1997, the complexion of your Fund's holdings shifted to reflect rapidly changing market conditions. We also capitalized on the expertise of two analysts who joined DelCap's team this past spring - John A. Heffern and Marshall T. Bassett.
        Mr. Heffern, a veteran bank stock analyst, focuses on financial and business services stocks while Mr. Bassett, previously an emerging growth stock specialist with Morgan Stanley, covers consumer stocks.

strategy

OUR STRATEGIC POSITIONING
Retail: Function Rather Than Form
Compared with a year ago, our retail stock holdings consist of more companies that cater to practical consumers rather than buyers of luxury or leisure goods. Despite high debt levels, Americans seem prepared


PERFORMANCE BY SECTOR
DELCAP FUND VS. RUSSELL MIDCAP GROWTH INDEX
--------------------------------------------------------------------------------
OCTOBER 1, 1996, TO SEPTEMBER 30, 1997

                                                                 Russell MidCap
Industry Group                          DelCap Fund               Growth Index
--------------------------------------------------------------------------------
Energy                                   +88.3%                    +50.7%
Financials                               +43.8%                    +61.6%
Consumer Goods*                          +18.8%                    +26.1%
Consumer Services                        +17.1%                    +18.1%
Health Care                              +12.8%                    +23.1%
Business Services                        +10.4%                    +23.2%
Technology                                -2.8%                    +33.4%

Performance is based on total returns of stock holdings and index components and does not include fund expenses or sales charges. The seven sectors shown here represent all of DelCap Fund's equity holdings and 82% of the unmanaged Russell MidCap Growth Index as of September 30, 1997. *Non-durable products such as processed food, clothing and newspapers. For complete Fund performance, see page 9. Past performance does not guarantee future results.

                               1997 annual report
4
to spend on items they believe add value to their lives. With the lowest domestic unemployment rate in a generation, robust capital markets and rising wage levels, many consumers have both the means and the confidence to shop.

        CompUSA, the personal computer retailer, was one of our more successful retail stock selections of the year and DelCap's single largest holding as of September 30, 1997 (3.4% of net assets). Earnings have been strong and we believe the company is poised for continued growth through its "superstore" format. In fiscal 1997, CompUSA and Staples, Inc, a long time DelCap holding (2.3% of net assets) benefited from the growth of home offices and the fact that many people and small businesses have been upgrading their computer software for faster Internet access and more multimedia capability.
        Fashion and leisure retailers such as Saks Holdings Inc., Nine West Group, Bell Sports and Sunglass Hut International did not do well during the past fiscal year. DelCap's positioning in such apparel and accessories retailers was a drag on the Fund's returns in fiscal 1997. Overall, our consumer stock selections did not do as well as the consumer components of the unmanaged Russell Midcap Growth Index.

WITH THE LOWEST UNEMPLOYMENT RATE IN A GENERATION, ROBUST CAPITAL MARKETS AND RISING WAGE LEVELS, MANY AMERICAN CONSUMERS HAVE BOTH THE MEANS AND THE CONFIDENCE TO SHOP.

        Despite apparent U.S. prosperity, credit card companies faced growing loan losses during fiscal 1997. By liquidating our holdings of poorly performing credit card issuers such as Advanta during the first half of 1997, we helped preserve capital. Throughout the year, we focused on companies such as CMAC Investment Inc. which makes loans backed by hard assets such as autos or real estate.

Health Care:
We Skipped a Beat
Proposals to alter federal Medicare reimbursement to service providers negatively affected mid-cap health care stocks in 1997. We reduced our position in companies whose profits we believed were sensitive to changes in federal health care policy. Instead we emphasized physician practice management, managed care companies and operators of assisted living centers.
        Strong performance from some of the Fund's larger, long-time holdings such as Health Management Associates (2.6% of net assets) and newer selections such as Brookdale

(photo of glasses, pen and keyboard)


                               1997 annual report

Living Communities, Inc. were mitigated by weak returns or price declines in holdings such as Phycor.

        We believe increased competition and regulatory hurdles will eventually weed out less efficient health care providers, allowing industry profit margins and stock prices in this sector to gradually rise. Our confidence in this sector's prospects is reflected in the fact that as of September 30, 1997, your Fund was overweighted in health care stocks relative to the Russell MidCap Growth Index.

Technology: 2000 Opportunities
Technology stocks were your Fund's biggest disappointment in fiscal 1997. DelCap's returns in this sector were mildly negative while our benchmark's components generally provided strong positive returns.
        Two technology companies in your Fund's portfolio merged during the year - Ascend Communications and Cascade Communications. Unfortunately, the combined business suffered a sharp setback amid slower-than-expected sales and technical setbacks in marketing key computer networking products. We sold our positions, and realized a loss that reduced DelCap Fund's overall returns by more than 170 basis points (1.7%).
        Still, during fiscal 1997, we found opportunities to add what we believe were high-quality companies at depressed prices. We suffered short-term pain for our efforts, but we believe we have effectively positioned your Fund for long-term growth and superior capital appreciation potential in a dynamic sector of the economy.
        A successful selection we made during 1997 was Compuware Corp., a software systems maker whose products help information technology professionals develop applications that help run businesses (2.8% of net assets). In our opinion, despite a substantial amount of spending by opportunities

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                    September 30, 1996       September 30, 1997
--------------------------------------------------------------------------------
Median Market Capitalization           $1.2 billion              $1.8 billion
Number of Stocks                           103                       82
Cash Position*                            11.0%                      6.4%
Average Stock Price-To-Earnings Ratio**   24.9x                     21.0x
Beta***                                    1.11                      1.01
Portfolio Turnover                           72%                       105%

*Percent of net assets. **Based on a consensus of analysts' forward earnings estimates. ***A measure of volatility relative to the S&P 500 Index for the past three years ended September 30. A number less than 1.0 means a security has fluctuated in price less than the Index. A number greater than 1.0 means the security has fluctuated in price more than the Index.

During fiscal 1997, we reduced your Fund's cash position to 6.4% as of September 30, 1997, from 11% a year earlier. We also trimmed the number of Fund holdings from 103 to 82.


                               1997 annual report
6

YOUR FUND'S SECTOR WEIGHTINGS
--------------------------------------------------------------------------------
September 30, 1997

Retailing                                       20.6%
Technology & Telecommunications                 19.8%
Healthcare & Pharmaceuticals                    13.4%
Other Consumer Products & Services              10.6%
Credit Sensitive                                10.1%
Energy & Utilities                               6.8%
Cash                                             6.4%
Leisure, Lodging & Entertainment                 5.7%
Environmental Services                           5.2%
Other Business Services                          1.4%

businesses on technology in recent years, many companies are likely to devote even more money to upgrade their computer systems in the years ahead. We focus on what we believe are well-managed businesses that stand to capitalize on technological change.

      For example, many companies need to address "the year 2000 problem" - the fact that many older computers won't easily adapt to a new millennium. While some mutual fund managers have been focusing on firms with specific products to modify old systems, we believe many companies may simply buy new systems. Our selection of Compuware reflects this belief.

OUTLOOK
Although your Fund's return in fiscal 1997 was in line with the equity long-term historical average, our short-term performance relative to our benchmark and our peers was not satisfactory. This weakness can be primarily attributed to a need to retool the portfolio in light of unexpectedly rough market conditions for small and mid-cap stocks. We believe we have put these issues behind us, and that DelCap is well-positioned for the coming months.

IN OUR OPINION, DESPITE A SUBSTANTIAL AMOUNT OF SPENDING BY BUSINESSES ON TECHNOLOGY IN RECENT YEARS, MANY COMPANIES ARE LIKELY TO DEVOTE EVEN MORE MONEY TO UPGRADE THEIR COMPUTER SYSTEMS IN THE YEARS AHEAD.

        One reason we are optimistic is that we believe the investment climate appears favorable for America's medium- and small-size companies. The Federal Reserve Board is not likely to raise its interest rate target substantially in

                               1997 annual report

(photo of keyboard)

TOP 10 HOLDINGS
--------------------------------------------------------------------------------
September 30, 1997


                                                                   Percent of
Company                               Industry                     Net Assets
--------------------------------------------------------------------------------
CompUSA                           Computer retailer                   3.4%
AES Corp.                         Power generating systems            3.2%
Philip Services Corp.             Waste disposal                      2.9%
Compuware Corp.                   Computer software systems           2.8%
Health Management Associates      Acute care hospitals                2.6%
CUC International                 Membership discount services        2.6%
BMC Software Inc.                 Business management software        2.5%
CMAC Investment Inc.              Consumer finance                    2.5%
General Nutrition Companies       Vitamin, health food retailer       2.4%
Staples, Inc.                     Office supplies retailer            2.3%
--------------------------------------------------------------------------------
Total                                                                27.2%

1998, in our opinion. Still, many economists believe that growth in the country's output of goods and services is likely to continue at a moderate, sustainable pace. Also, the new federal tax law provides favorable treatment of long-term capital gains, potentially benefiting investors, especially those whose primary goal is to build wealth over time. Demand for the type of growth stocks DelCap typically selects may potentially benefit from this change.

        In our opinion, however, the single most important factor that will affect our future results is that DelCap has a disciplined team working together toward a common goal. We've upgraded our stock selection capability while retaining our disciplined, consistent investment approach. We've brought a higher level of focus to your Fund's portfolio, and we believe this will make a difference over time.

IN OUR OPINION, THE SINGLE MOST IMPORTANT FACTOR THAT WILL AFFECT OUR FUTURE RESULTS IS THAT DELCAP HAS A DISCIPLINED TEAM WORKING TOGETHER TOWARD A COMMON GOAL.

GERALD S. FREY
Senior Portfolio Manager
October 15, 1997

outlook

                               1997 annual report

A: DelCap Fund's Long-Term Performance
Growth of A $10,000 Investment
August 1, 1987, to September 30, 1997
Russell MidCap Growth Index $42,593
S&P 500 Index $39,496
DelCap Fund A Class $32,021
               DelCap Fund A Class    Russell MidCap Growth Index S&P 500 Index
Sept. '87     $9528                  $10000                          $10000
Sept. '88     $9312                  $9841                           $8763
Sept. '89     $12865                 $12943                          $11650
Sept. '90     $10937                 $10875                          $10574
Sept. '91     $15667                 $16193                          $13861
Sept. '92     $15146                 $17687                          $15392
Sept. '93     $19055                 $21285                          $17389
Sept. '94     $19277                 $21780                          $18030
Sept. '95     $23526                 $28242                          $23384
Sept. '96     $28487                 $32855                          $28129
Sept. '97     $32021                 $42593                          $39496


Chart assumes $10,000 invested on September 30, 1987, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of DelCap Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELCAP FUND PERFORMANCE
AVERAGE ANNUAL RETURN THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                              Lifetime    Ten Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
    Excluding Sales Charge   +21.61%      +12.89%      +16.16%       +12.44%
    Including Sales Charge   +21.09%      +12.35%      +15.04%        +7.11%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge   +17.82%        --            --         +11.64%
    Including Sales Charge   +17.11%        --            --          +7.64%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge   +17.43%        --            --         +11.64%
    Including Sales Charge   +17.43%        --            --         +10.64%

  All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and Class C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of up to 0.30%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, ten-year, five-year and one-year periods ended September 30, 1997, for DelCap Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +21.76%, +13.05%, +16.49% and +12.75%, respectively. The Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

                               1997 annual report

Financial Statements
DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                             Number of            Market
                                                              Shares              Value
-------------------------------------------------------------------------------------------
 COMMON STOCK - 97.00%
 Automobiles & Auto Parts - 2.95%
*Avis Rent A Car ...........................                294,600           $  7,033,575
 Hertz .....................................                260,500              9,817,594
*Republic Industries .......................                318,600             10,493,888
                                                                              ------------
                                                                                27,345,057
                                                                              ------------

 BANKING, FINANCE & INSURANCE - 9.41%
 AMBAC .....................................                152,600              6,208,912
 Bank United ...............................                231,200             10,223,375
 Blanch (E.W.) Holdings ....................                361,700             11,190,094
 CMAC INVESTMENT ...........................                430,200             23,069,475
*FIRSTPLUS Financial Group .................                260,500             14,620,563
*Ocwen Financial ...........................                242,400             10,211,100
 PartnerRe .................................                133,900              5,766,069
*Security Capital Group ....................                165,500              5,689,062
                                                                              ------------
                                                                                86,978,650
                                                                              ------------
 BUILDINGS AND MATERIALS - 0.68%
 Fastenal ..................................                118,000              6,279,812
                                                                              ------------
                                                                                 6,279,812
                                                                              ------------

 CABLE, MEDIA & PUBLISHING - 0.88%
*Snyder Communications .....................                217,200              5,973,000
*Universal Outdoor Holdings ................                 57,600              2,145,600
                                                                              ------------
                                                                                 8,118,600
                                                                              ------------
 COMPUTERS & TECHNOLOGY - 17.78%
*Acxiom ....................................                454,100              7,904,178
*Affiliated Computer Services Class A ......                397,200              9,830,700
*BA Merchant Services Class A ..............                168,500              3,117,250
*BISYS Group ...............................                518,900             16,653,447
*BMC SOFTWARE ..............................                362,300             23,447,603
*Bay Networks ..............................                321,300             12,410,212
 Cognizant .................................                238,900              9,735,175
*COMPUWARE .................................                426,800             25,768,050
*DST Systems ...............................                103,900              3,844,300
 Dallas Semiconductor ......................                166,500              7,450,875
*i2 Technologies ...........................                224,400              9,354,675
*J.D. Edwards ..............................                132,600              4,458,675
 Linear Technology .........................                112,300              7,752,209
*Network Solutions .........................                 46,400                997,600
*Rational Software .........................                285,560              4,560,036
*Sterling Commerce .........................                376,912             13,545,275
*StorMedia Class A .........................                638,200              3,749,425
                                                                              ------------
                                                                               164,579,685
                                                                              ------------
 ELECTRONICS & ELECTRICAL - 1.53%
*Altera ....................................                106,200              5,446,069
*Xilinx ....................................                172,300              8,711,919
                                                                              ------------
                                                                                14,157,988
                                                                              ------------


                                                             Number of            Market
                                                              Shares              Value
-------------------------------------------------------------------------------------------
 COMMON STOCK (CONTINUED)

 ENERGY - 3.60%
*Global Industries Ltd. ...................                320,100           $ 12,783,994
*J. Ray McDermott, S.A ....................                181,300              8,883,700
*Marine Drilling ..........................                213,700              6,651,413
*Weatherford Enterra ......................                 94,600              5,043,362
                                                                             ------------
                                                                               33,362,469
                                                                             ------------
 ENVIRONMENTAL SERVICES - 5.16%
*PHILIP SERVICES ..........................              1,464,100             26,719,825
*USA Waste Services .......................                526,797             21,006,030
                                                                             ------------
                                                                               47,725,855
                                                                             ------------
 FOOD, BEVERAGE & TOBACCO - 2.53%
*Foodmaker ................................                744,950             14,014,372
*General Cigar Holdings ...................                325,700              9,404,588
                                                                             ------------
                                                                               23,418,960
                                                                             ------------
 HEALTHCARE & PHARMACEUTICALS - 13.39%
*Dura Pharmaceuticals .....................                244,700             10,720,919
*Genesis Health Ventures ..................                240,400              9,360,575
*HEALTH MANAGEMENT ASSOCIATES CLASS A .....                767,595             24,275,192
*HEALTHSOUTH ..............................                492,600             13,146,263
*Interim Services .........................                391,700             11,016,562
*MedPartners ..............................                934,800             20,039,775
*Orthodontic Centers of America ...........                231,300              4,618,772
*Phycor ...................................                661,800             19,254,244
*Quorum Health Group ......................                471,300             11,546,850
                                                                             ------------
                                                                              123,979,152
                                                                             ------------
 LEISURE, LODGING & ENTERTAINMENT - 5.68%
*HFS ......................................                237,100             17,649,131
*Interstate Hotels ........................                211,900              6,913,237
 La Quinta Inns ...........................                119,400              2,813,363
*Mirage Resorts ...........................                322,300              9,709,288
*Prime Hospitality ........................                353,500              7,975,844
 Royal Caribbean Cruises ..................                171,100              7,485,625
                                                                             ------------
                                                                               52,546,488
                                                                             ------------
 PACKAGING & CONTAINERS - 0.04%
*Ivex Packaging ...........................                 22,900                366,400
                                                                             ------------
                                                                                  366,400
                                                                             ------------
 RETAIL - 20.57%
*Bed Bath & Beyond ........................                577,900             20,262,619
*CUC INTERNATIONAL ........................                780,705             24,201,855
 Circuit City Stores - Circuit City Group .                 63,700              2,567,906
*COMPUSA ..................................                911,000             31,885,000
*Corporate Express ........................                489,500             10,310,094
 Dollar General ...........................                 69,625              2,371,602
*GENERAL NUTRITION ........................                752,200             21,860,813

----------
Top 10 holdings, representing 27.2% of net assets, are in boldface.

10
                               1997 annual report

--------------------------------------------------------------------------------

                                                             Number of            Market
                                                              Shares              Value
-------------------------------------------------------------------------------------------

 COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)
*Kohl's ....................................                200,400           $ 14,228,400
*OfficeMax .................................                269,800              4,097,587
*Outback Steakhouse ........................                444,400             12,332,100
*Papa John's International .................                183,100              6,254,009
 St. John Knits ............................                214,400              9,634,600
*STAPLES ...................................                783,537             21,620,724
*Viking Office Products ....................                400,900              8,782,216
                                                                              ------------
                                                                               190,409,525
                                                                              ------------
 TELECOMMUNICATIONS- 3.87%
*CIENA .....................................                241,800             11,976,656
*Clear Channel Communications ..............                183,100             11,878,612
*Tellabs ...................................                232,100             11,967,656
                                                                              ------------
                                                                                35,822,924
                                                                              ------------
 TEXTILES, APPAREL & FURNITURE - 2.56%
 Reebok International ......................                134,700              6,558,206
*Tefron ....................................                 64,400              1,288,000
*Tommy Hilfiger ............................                317,800             15,870,137
                                                                              ------------
                                                                                23,716,343
                                                                              ------------
 TRANSPORTATION & SHIPPING - 0.73%
*Galileo International .....................                242,900              6,786,019
                                                                              ------------
                                                                                 6,786,019
                                                                              ------------
 UTILITIES - 3.20%
*AES .......................................                676,380             29,591,625
                                                                              ------------
                                                                                29,591,625
                                                                              ------------
 MISCELLANEOUS- 2.44%
*Corrections Corporation of America ........                227,000              9,874,500
*Personnel Group of America ................                154,800              5,301,900
*Sylvan Learning Systems ...................                169,600              7,451,800
                                                                              ------------
                                                                                22,628,200
                                                                              ------------
  Total Common Stock (cost $607,478,406) ...                                   897,813,752
                                                                              ------------
                                                           Principal
                                                             Amount
  Repurchase Agreements - 6.40%
  With J.P. Morgan Securities 6.00% 10/01/97
   (dated 9/30/97, collateralized by
   $19,523,000 U.S. Treasury Notes
   6.625% due 6/30/01, market value
   $20,261,571)  ...........................             19,834,000             19,834,000
  With PaineWebber Securities 6.00% 10/01/97
   (dated 9/30/97, collateralized by
   $12,135,000 U.S. Treasury Notes
   5.875% due 9/30/02, market value
   $12,087,684 and $7,797,000
   U.S. Treasury Notes 5.375% due
   05/31/98, market value $7,924,765) ......             19,599,000             19,599,000


--------------------------------------------------------------------------------

                                                              Principal         Market
                                                                Amount          Value
-------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS (CONTINUED)
 With Prudential Securities 6.05% 10/01/97
  (dated 9/30/97, collateralized by
  $11,807,000 U.S. Treasury Notes
  5.875% due 02/28/99, market value
  $11,880,944 and $8,338,000
  U.S. Treasury Notes 5.875% due
  03/31/99, market value $8,357,544) .............         19,836,000     $  19,836,000
                                                                          -------------
Total Repurchase Agreements
(cost $59,269,000) ...................................................       59,269,000
                                                                          -------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 103.40%
(cost $666,747,406) ..................................................      957,082,752
LIABILITIES NET OF RECEIVABLES
AND OTHER ASSETS - (3.40%) ...........................................      (31,465,366)
                                                                          -------------
NET ASSETS APPLICABLE TO 30,337,554 SHARES
($.01 Par Value) OUTSTANDING - 100.00% ...............................    $ 925,617,386
                                                                          =============

NET ASSET VALUE - DELCAP FUND A CLASS
($770,207,178 / 25,294,733 shares) ...................................          $ 30.45
                                                                                =======
NET ASSET VALUE - DELCAP FUND B CLASS
($20,706,152 / 696,015 shares) .......................................          $ 29.75
                                                                                =======
NET ASSET VALUE - DELCAP FUND C CLASS
($3,384,955 / 112,643 shares) ........................................          $ 30.05
                                                                                =======
NET ASSET VALUE - DELCAP FUND INSTITUTIONAL CLASS
($131,319,101 / 4,234,163 shares) ....................................          $ 31.01
                                                                                =======
----------
* Non-income producing security for the year ended
September 30, 1997

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1997:
Common stock $.01 par value, 1,000,000,000 shares
 authorized to the Fund ..............................................    $ 488,236,940
Accumulated net realized gain on investments .........................      147,045,100
Net unrealized appreciation of investments ...........................      290,335,346
                                                                           -------------
Total net assets .....................................................    $ 925,617,386
                                                                           =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELCAP FUND A CLASS
Net asset value A Class(A)............................................          $30.45
Sales Charge (4.75% of offering price
 or 4.99%, of the amount
 invested per share)(B)...............................................            1.52
                                                                                ------
Offering price .......................................................          $31.97
                                                                                ======

----------

A Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

B See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes


                               1997 annual report

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .....................................           $   3,369,661
Dividends ....................................               1,477,190            $   4,846,851
                                                         -------------

EXPENSES:
Management fees ..............................               7,226,204
Distribution expense .........................               2,616,413
Dividend disbursing and transfer agent fees
and expenses .................................               2,004,973
Accounting fees and salaries                                   416,432
Reports and statements to shareholders .......                 164,650
Registration fees ............................                  83,900
Taxes (other than taxes on income) ...........                  73,463
Custodian fees ...............................                  64,000
Professional fees ............................                  58,600
Directors' fees ..............................                  22,230
Other ........................................                 128,944
                                                            -----------
                                                                                     12,859,809
                                                                                  -------------

NET INVESTMENT LOSS ..........................                                       (8,012,958)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain from investment transactions                                      153,187,709
Net change in unrealized appreciation
on investments ...............................                                      (50,356,803)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS ...............................                                      102,830,906
                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ..............................                                    $  94,817,948
                                                                                  =============

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year Ended             Year Ended
                                                                   9/30/97                 9/30/96
                                                  ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss ..............................           $    (8,012,958)           $    (7,244,771)
Net realized gain on investments .................               153,187,709                141,476,838
Net change in unrealized appreciation ............               (50,356,803)                65,285,809
                                                             ---------------            ---------------
Net increase in net assets resulting
 from operations .................................                94,817,948                199,517,876
                                                             ---------------            ---------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gain from security transactions:
 DelCap Fund A Class .............................              (106,881,303)              (106,000,980)
 DelCap Fund B Class .............................                (1,868,016)                  (422,917)
 DelCap Fund C Class .............................                  (238,607)                        (4)
 DelCap Fund Institutional Class .................               (20,595,496)               (15,970,617)
                                                             ---------------            ---------------
                                                                (129,583,422)              (122,394,518)
                                                             ---------------            ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 DelCap Fund A Class .............................               759,827,594                317,170,421
 DelCap Fund B Class .............................                10,072,759                 10,431,359
 DelCap Fund C Class .............................                 2,677,952                  1,855,616
 DelCap Fund Institutional Class .................                38,682,667                 76,237,748
Net asset value of shares issued upon reinvestment
 of distributions from net realized gain on
 security transactions:
 DelCap Fund A Class .............................                95,973,989                 94,027,731
 DelCap Fund B Class .............................                 1,828,325                    418,429
 DelCap Fund C Class .............................                   228,718                          4
 DelCap Fund Institutional Class .................                20,595,496                 15,971,018
                                                             ---------------            ---------------
                                                                 929,887,500                516,112,326
                                                             ---------------            ---------------
 Cost of shares repurchased:
  DelCap Fund A Class ............................              (981,336,159)              (439,149,860)
  DelCap Fund B Class ............................                (4,776,048)                (1,186,427)
  DelCap Fund C Class ............................                (1,649,304)                   (29,965)
  DelCap Fund Institutional Class ................               (98,374,823)               (56,897,203)
                                                             ---------------            ---------------
                                                              (1,086,136,334)              (497,263,455)
                                                             ---------------            ---------------
 (Decrease) increase in net assets derived from
  capital share transactions .....................              (156,248,834)                18,848,871
                                                             ---------------            ---------------

 NET (DECREASE) INCREASE IN NET ASSETS ...........              (191,014,308)                95,972,229

 NET ASSETS:
 Beginning of year ...............................             1,116,631,694              1,020,659,465
                                                             ---------------            ---------------
 End of year .....................................           $   925,617,386            $ 1,116,631,694
                                                             ===============            ===============

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period are as follows:


                                                                                             DelCap Fund A Class
                                                                           ------------------------------------------------------
                                                                                          Year Ended September 30,
                                                                           1997         1996        1995         1994        1993

Net asset value, beginning of period................................    $30.740       $28.870      $25.570     $26.080     $20.730
Income from investment operations:
    Net investment loss.............................................     (0.234)(1)    (0.208)(1)   (0.166)(1)  (0.218)     (0.125)
    Net realized and unrealized gain from investments...............      3.534         5.618        5.296       0.528       5.475
                                                                         ------        ------       ------      ------      ------
    Total from investment operations................................      3.300         5.410        5.130       0.310       5.350
                                                                         ------        ------       ------      ------      ------
Less distributions:
    Distributions from net realized gain on investments transactions     (3.590)       (3.540)      (1.830)     (0.820)      none
                                                                         ------        ------       ------      ------      ------
    Total distributions.............................................     (3.590)       (3.540)      (1.830)     (0.820)      none
                                                                         ------        ------       ------      ------      ------
Net asset value, end of period......................................    $30.450       $30.740      $28.870     $25.570     $26.080
                                                                        =======       =======      =======     =======     =======

Total return(2).....................................................      12.44%        21.09%       22.04%       1.17%      25.81%

Ratios and supplemental data:
    Net assets, end of period (000 omitted).........................   $770,207      $923,248     $888,571    $890,787  $1,057,358
    Ratio of expenses to average net assets.........................       1.36%         1.35%        1.37%       1.35%       1.30%
    Ratio of net investment loss to average net assets..............      (0.86%)       (0.74%)      (0.67%)     (0.68%)     (0.43%)
    Portfolio turnover..............................................        105%           72%          51%         34%         51%
    Average commission rate paid(3).................................    $0.0599       $0.0600         N/A          N/A         N/A



                                                                    DelCap Fund B Class                  DelCap Fund C Class
                                                                    -------------------                  -------------------
                                                                                              Period                       Period
                                                                                            09/06/94(4)                  11/29/95(4)
                                                              Year Ended September 30,          to        Year Ended          to
                                                           1997         1996        1995     09/30/94       09/30/97       09/30/96
Net asset value, beginning of period....................  $30.300     $28.680     $25.560      $25.180    $30.570         $28.880
Income from investment operations:
    Net investment loss.................................   (0.418)(1)  (0.400)(1)  (0.340)(1)   (0.008)    (0.421)(1)      (0.359)1
    Net realized and unrealized gain from investments       3.458       5.560       5.290        0.388      3.491           5.589
                                                          -------     -------     -------      -------    -------         -------
    Total from investment operations....................    3.040       5.160       4.950        0.380      3.070           5.230
                                                          -------     -------     -------      -------    -------         -------

Less distributions:
    Distributions from net realized gain on
     investments transactions ..........................   (3.590)     (3.540)     (1.830)       none      (3.590)         (3.540)
                                                          -------     -------     -------      -------    -------         -------
    Total distributions.................................   (3.590)     (3.540)     (1.830)       none      (3.590)         (3.540)
                                                          -------     -------     -------      -------    -------         -------
Net asset value, end of period..........................  $29.750     $30.300     $28.680      $25.560    $30.050         $30.570
                                                          =======     =======     =======      =======    =======         =======

    Total return(5).....................................    11.64%      20.27%      21.34%        1.51%     11.64%          20.38%

    Ratios and supplemental data:
        Net assets, end of period (000 omitted).........  $20,706     $13,239      $2,710         $287     $3,385          $1,947
        Ratio of expenses to average net assets.........     2.06%       2.05%       2.07%        2.05%      2.06%           2.05%
        Ratio of net investment loss to average
         net assets ....................................    (1.56%)     (1.44%)     (1.37%)      (1.38%)    (1.56%)         (1.44%)
        Portfolio turnover..............................      105%         72%         51%          34%       105%             72%
        Average commission rate paid(3).................  $0.0599     $0.0600         N/A          N/A    $0.0599         $0.0600

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(5) Does not include contingent deferred sales charge which varies from 1%-4% for DelCap Fund B Class and 1% for DelCap Fund C Class depending upon the holding period.


                               1997 annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period are as follows:


                                                                           DelCap Fund Institutional Class
                                                         -------------------------------------------------------------------

                                                                                                               Period(1)
                                                                                                               11/09/92
                                                                 Year Ended September 30,                         to
                                                             1997        1996        1995           1994        09/30/93

Net asset value, beginning of period.................      $31.160     $29.130      $25.710       $26.140       $22.000
Income from investment operations:
 Net investment loss.................................       (0.152)(2)  (0.123)(2)   (0.091)(2)    (0.080)       (0.027)
 Net realized and unrealized gain
  from investments...................................        3.592       5.693        5.341         0.470         4.167
                                                           -------     -------      -------       -------       -------
Total from investment operations.....................        3.440       5.570        5.250         0.390         4.140
                                                           -------     -------      -------       -------       -------
Less distributions:
 Distributions from net realized gain on
  investments transactions ..........................       (3.590)     (3.540)      (1.830)       (0.820)         none
                                                           -------     -------      -------       -------       -------
  Total distributions................................       (3.590)     (3.540)      (1.830)       (0.820)         none
                                                           -------     -------      -------       -------       -------
Net asset value, end of period.......................      $31.010     $31.160      $29.130       $25.710       $26.140
                                                           =======     =======      =======       =======       =======


Total return.........................................        12.75%      21.44%       22.45%         1.48%        21.31%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).............     $131,319    $178,197     $129,378      $110,126       $85,588
 Ratio of expenses to average net assets.............         1.06%       1.05%        1.07%         1.05%         1.02%
 Ratio of net investment loss to average net assets..        (0.56%)     (0.44%)      (0.37%)       (0.38%)       (0.15%)
 Portfolio turnover..................................          105%         72%          51%           34%           51%
 Average commission rate paid(3).....................      $0.0599     $0.0600          N/A          N/A            N/A

----------

(1) Date of initial public offering; ratios and total return have been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                               1997 annual report

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc. - DelCap Fund, formerly known as
Delaware Group DelCap Fund, Inc. - Concept I Series (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The DelCap Fund A
Class carries a front-end sales charge of 4.75%. The DelCap Fund B Class carries a back-end sales charge. The DelCap Fund C Class carries a level load deferred sales charge and DelCap Fund Institutional Class has no sales charge. The Fund's objective is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. For the year ended September 30, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $151,069.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting agent for the Fund. For the year ended September 30, 1997, the Fund expensed $2,004,973 for dividend disbursing and transfer agent services and $313,195 for accounting services. At September 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $54,273.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the year ended September 30, 1997, DDLP earned $166,037 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended September 30, 1997, the Fund made purchases of $949,938,290 and sales of $1,185,027,888 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 1997, the aggregate cost of securities for federal income tax purposes was $670,025,420.

At September 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $287,057,332 of which $299,200,371 related to unrealized appreciation of securities and $12,143,039 related to unrealized depreciation of securities.

                               1997 annual report

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                               Year Ended           Year Ended
                                                09/30/97             09/30/96
                                               -----------          -----------
Shares sold:
  DelCap Fund A Class ................          27,964,673          11,382,634
  DelCap Fund B Class ................             372,656             368,919
  DelCap Fund C Class ................             100,577              64,725
  DelCap Fund Institutional Class ....           1,403,623           2,690,557
                                               -----------         -----------
Shares issued upon reinvestment of
 distributions of realized gains from
 security transactions:
  DelCap Fund A Class ................           3,610,768           3,634,623
  DelCap Fund B Class ................              69,997              16,313
  DelCap Fund C Class ................               8,670                --
  DelCap Fund Institutional Class ....             762,796             610,514
                                               -----------         -----------
                                                34,293,760          18,768,285
                                               -----------         -----------

Shares repurchased:
  DelCap Fund A Class ................         (36,317,715)        (15,762,489)
  DelCap Fund B Class ................            (183,534)            (42,795)
  DelCap Fund C Class ................             (60,285)             (1,044)
  DelCap Fund Institutional Class ....          (3,651,898)         (2,022,635)
                                               -----------         -----------
                                               (40,213,432)        (17,828,963)
                                               -----------         -----------

  Net Increase (decrease)  ...........          (5,919,672)            939,322
                                               ===========         ===========

At September 30, 1997, the Fund had a payable of $31,814,497 for fund shares redeemed.

5. Lines of Credit
The Fund has a committed line of credit for $41.4 million. No amount was outstanding at September 30, 1997, or at any time during the fiscal year.

--------------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS IV, INC. -
DELCAP FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds IV, Inc. - DelCap Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds IV, Inc. - DelCap Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 24, 1997

                               1997 annual report
16

DELAWARE GROUP OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT CURRENT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Exempt Money Fund

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington and Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any Delaware Group fund can be found in each fund's current prospectus. Prospectuses for all Delaware Group funds are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

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
THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELCAP FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for DelCap Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Group of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

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directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current DelCap Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

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FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265

DELAWARE
GROUP
=========
Philadelphia o London

Printed in the USA on
recycled paper

(300)
AR-016[9/97]TKO11/97

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.